UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   November 16, 2007
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)	Effective November 16, 2007 Mark Peterson resigned as Chief Executive Officer and President and as a director of Tollgrade Communications, Inc. (the “Company”). A copy of Mr. Peterson’s separation and release agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

(c)	Effective November 16, 2007 Joseph Ferrara was appointed as Chief Executive Officer and President of the Company. Mr. Ferrara joined the Company as Senior Vice President of Marketing and Sales effective August 1, 2007. Mr. Ferrara is party to a severance agreement and a change-in-control agreement with the Company. Mr. Ferrara’s business experience and the material terms of his compensation and severance arrangement are described in response to Item 5.02(c) of the Company’s Form 8-K filed with the Securities and Exchange Commission on August 1, 2007 (the “Form 8-K”) which response is incorporated herein by reference. Mr. Ferrara’s change in control agreement was filed with the Company as Exhibit 10.1 to the Form 8-K, and his severance agreement with the Company is filed as Exhibit 10.1 to the Form 8-K/A filed with the Securities and Exchange Commission on November 16, 2007 and both such agreements are incorporated herein by reference. In connection with his appointment as President and Chief Executive Officer of the Company Mr. Ferarra’s annual salary was increased to $350,000.

(d)	Effective November 16, 2007 Mr. Ferrara was appointed to the Company’s board of directors to fill the vacancy created by Mr. Peterson’s resignation.

ITEM 7.01	REGULATION FD DISCLOSURE
A copy of the Company’s press release announcing the appointment of Mr. Ferrara as Chief Executive Officer and President and as a director of the Company is furnished as Exhibit 99.1 to this Report and is incorporated by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (c) EXHIBITS

10.1	Separation and Mutual Release Agreement dated as of November 16, 2007 by and between Tollgrade Communications, Inc. and Mark B. Peterson.

10.2	Severance agreement dated July 3, 2007 between Tollgrade Communications, Inc. and Joseph A. Ferrara (filed as Exhibit 10.1 to Form 8-K/A filed with the Securities and Exchange Commission on November 16, 2007 and incorporated herein by reference).

10.3	Change-in-control Agreement dated July 5, 2007 between Tollgrade Communications, Inc. and Joseph A. Ferrara (filed as Exhibit 10-1 to Form 8-K filed with the Securities and Exchange Commission on August 1, 2007 and incorporated herein by reference).

99.2	Press release dated November 16, 2007 announcing the appointment of Joseph Ferrara as Chief Executive Officer and President and a director, and announcing the resignation of Mr. Peterson from those positions.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNCIATIONS, INC.
Dated: November 19, 2007	By:	/s/ Sara M. Antol

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation and Mutual Release Agreement dated as of November 16, 2007 by and between Tollgrade Communications, Inc. and Mark B. Peterson.

10.2	Severance agreement dated July 3, 2007 between Tollgrade Communications, Inc. and Joseph A. Ferrara (filed as Exhibit 10.1 to Form 8-K/A filed with the Securities and Exchange Commission on November 16, 2007 and incorporated herein by reference).

10.3	Change-in-control Agreement dated July 5, 2007 between Tollgrade Communications, Inc. and Joseph A. Ferrara (filed as Exhibit 10-1 to Form 8-K filed with the Securities and Exchange Commission on August 1, 2007 and incorporated herein by reference).

99.2	Press release dated November 16, 2007 announcing the appointment of Joseph Ferrara as Chief Executive Officer and President and a director, and announcing the resignation of Mr. Peterson from those positions.